Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of December 5, 2011

to

CREDIT AGREEMENT

Dated as of May 7, 2010

THIS AMENDMENT NO. 1 (“Amendment No. 1”) is made as of December 5, 2011 by and among Hawaiian Electric Industries, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of May 7, 2010 by and among the Borrower, the Lenders and the Administrative Agent (the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to the following amendments to the Credit Agreement.

1.         Amendments to Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below (the “Amendment No. 1 Effective Date”), the Credit Agreement is hereby amended as follows:

(a)        Section 1.01 of the Credit Agreement is hereby amended to insert the following definition in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” means December 5, 2011.

(b)       The definitions of “Applicable Margin”, “Commitment Termination Date” and “Permitted Investments” appearing in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Applicable Margin” means with respect to: (a) any Eurodollar Borrowings and any Letters of Credit, at all times during which the applicable Pricing Level set forth below is in effect, the percentage set forth below under the heading “Eurodollar Margin” and adjacent to such Pricing Level, (b) any ABR Borrowings, at all times during which the applicable Pricing Level set forth below is in effect, the percentage set forth below under the heading “ABR Margin” and adjacent to such Pricing Level and (c) with respect to the commitment fee payable under Section 3.03(a), at all times during which the applicable Pricing Level set forth below is in effect, the percentage set forth below under the heading “Commitment Fee Rate” and adjacent to such Pricing Level, in each case, subject to the provisos set forth below:

Pricing Level	Issuer Ratings (S&P/Moody’s)	Commitment Fee Rate	Eurodollar Margin	ABR Margin
I	(A-/A3) or higher	0.20%	1.00%	0.00%
II	(BBB+/Baa1)	0.225%	1.25%	0.25%
III	(BBB/Baa2)	0.25%	1.50%	0.50%
IV	(BBB-/Baa3)	0.30%	1.75%	0.75%
V	(BB+/Ba1) or lower	0.35%	2.00%	1.00%

If the applicable Issuer Ratings by S&P and Moody’s are split-rated (i) by one rating category, the Pricing Level shall be determined by the higher of the two (e.g., an Issuer Rating of BBB-/Baa2 results in Pricing Level III) and (ii) by more than one rating category, the Pricing Level shall be determined by the level one below the higher rating by either S&P or Moody’s (e.g., an Issuer Rating of BBB-/Baa1 results in Pricing Level III and an Issuer Rating of BBB+/Baa3 results in Pricing Level III). Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.  If the rating system of S&P or Moody’s shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Administrative Agent (in consultation with the Lenders) shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation.

“Commitment Termination Date” means the earliest of (a) December 5, 2016, (b) the date on which the Commitments are terminated in whole pursuant to Section 2.05 and (c) the date the Commitments are terminated in whole pursuant to Article 8.

“Permitted Investments” means, at any time, investments as allowed in accordance with the HEI Cash Management Investment Guidelines dated December 13, 2010, as disclosed to the Administrative Agent prior to the Amendment No. 1 Effective Date and as the same may be amended from time to time with the written consent of the Administrative Agent, such written consent not to be unreasonably delayed or withheld.

2.         Conditions of Effectiveness.  The effectiveness of this Amendment No. 1 is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment No. 1 duly executed by the Borrower, the Lenders and the Administrative Agent, (ii) from the Borrower, for the account of each Lender that executes and delivers its counterpart hereto by such time as is requested by the Administrative Agent, an amendment fee in an amount equal to 0.20% of the sum of such Lender’s Revolving Commitment under the Credit Agreement, (iii) from the Borrower, payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including legal fees and expenses) in connection with this Amendment No. 1 and the other Loan Documents and (iv) such instruments, documents and opinions as are reasonably requested by the Administrative Agent in connection with this Amendment No. 1 and the Credit Agreement.  The Administrative Agent shall notify the Borrower and the other Credit Parties of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding.

3.         Representations and Warranties of the Borrower.

(a)        The Borrower hereby represents and warrants as follows:

i.        This Amendment No. 1 and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower

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in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

ii.        As of the date hereof and giving effect to the terms of this Amendment No. 1, (i) there exists no Default, (ii) the representations and warranties set forth in Article 4 of the Credit Agreement (other than the representations and warranties in Sections 4.04(b) and 4.06 of the Credit Agreement), as amended hereby, are true and correct in all material respects, except to the extent such representations and warranties relate to any earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date and (iii) no Material Subsidiary Indebtedness has occurred and is continuing.

4.         Reference to and Effect on the Credit Agreement.

(a)       Upon the effectiveness hereof, (i) each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)       Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)       The execution, delivery and effectiveness of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.         Governing Law.  This Amendment No. 1 shall be construed in accordance with and governed by the law of the State of New York.

6.         Headings.  Section headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose.

7.         Counterparts.  This Amendment No. 1 may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

HAWAIIAN ELECTRIC INDUSTRIES, INC.,
as a Borrower

By:	/s/ James A. Ajello
Name: James A. Ajello
Title: Executive Vice President, Treasurer and Chief Financial Officer

By:	/s/ David M. Kostecki
Name: David M. Kostecki
Title: Vice President-Finance, Controller and Chief Accounting Officer

Signature Page to Amendment No. 1

Hawaiian Electric Industries, Inc.

Credit Agreement dated as of May 7, 2010

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as Issuing Bank and as a Lender

By:	/s/ Ling Li
Name: Ling Li
Title: Vice President

Signature Page to Amendment No. 1

Hawaiian Electric Industries, Inc.

Credit Agreement dated as of May 7, 2010

BANK OF HAWAII, as a Co-Syndication Agent and as a Lender

By:	/s/ Anna Hu
Name: Anna Hu
Title: Vice President

Signature Page to Amendment No. 1

Hawaiian Electric Industries, Inc.

Credit Agreement dated as of May 7, 2010

US BANK NATIONAL ASSOCIATION, as a Co-Syndication Agent and as a Lender

By:	/s/ Holland H. Williams
Name: Holland H. Williams
Title: AVP & Portfolio Manager

Signature Page to Amendment No. 1

Hawaiian Electric Industries, Inc.

Credit Agreement dated as of May 7, 2010

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Co-Syndication Agent and as a Lender

By:	/s/ Yann Blindert
Name: Yann Blindert
Title: Director

Signature Page to Amendment No. 1

Hawaiian Electric Industries, Inc.

Credit Agreement dated as of May 7, 2010

BANK OF AMERICA, N.A., as a Co-Documentation Agent and as a Lender

By:	/s/ Gordon H. Gray
Name: Gordon H. Gray
Title: Senior Vice President

Signature Page to Amendment No. 1

Hawaiian Electric Industries, Inc.

Credit Agreement dated as of May 7, 2010

UNION BANK, N.A., as a Co-Documentation Agent and as a Lender

By:	/s/ Robert J. Olson
Name: Robert J. Olson
Title: Senior Vice President

Signature Page to Amendment No. 1

Hawaiian Electric Industries, Inc.

Credit Agreement dated as of May 7, 2010

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Mark W. Rogers
Name: Mark W. Rogers
Title: Vice President

Signature Page to Amendment No. 1

Hawaiian Electric Industries, Inc.

Credit Agreement dated as of May 7, 2010

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Signature Page to Amendment No. 1

Hawaiian Electric Industries, Inc.

Credit Agreement dated as of May 7, 2010